EXHIBIT A

                              TRIPATH IMAGING, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF

                      COMMON STOCK OF TRIPATH IMAGING, INC.

No. 1                                                       Warrant to Purchase
                                                               3,000,000 Shares

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

     FOR VALUE RECEIVED, TRIPATH IMAGING, INC., a Delaware corporation (the "Company"), hereby certifies that Roche International Ltd., its successors or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, a number of the fully paid and non-assessable shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), equal to the Warrant Share Amount (as hereinafter defined) at a purchase price per share equal to the Exercise Price (as hereinafter defined). The Warrant Share Amount to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.

     This Warrant has been issued pursuant to the Securities Purchase Agreement (as defined below). The Holder is entitled to certain benefits as set forth therein.

     1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "Certificate of Incorporation" means the Certificate of Incorporation of the Company.

     "Closing Date" means the date of the closing under the Securities Purchase Agreement.

     "Closing Price" on any day means (i) if shares of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the Closing Price on such day as reported on the NYSE Composite Transactions Tape; (ii) if shares of Common Stock then are not listed and traded on the NYSE, the Closing Price on such day as reported by the principal national securities exchange on which shares of Common Stock are listed and traded; (iii) if shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the NASD Automated Quotation System ("NASDAQ"); or (iv) if shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked price on such day as reported by NASDAQ.

     "Common Share Equivalent" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

     "Common Stock" shall have the meaning set forth in the first paragraph hereof.

     "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

     "Exercise Price" means $10.00 per share of Common Stock.

     "Expiration Date" means the third anniversary of the Closing Date.

     "Fair Market Value" as at any date of determination means the fair market value of the business, securities (and with respect to a share of Common Stock if shares of Common Stock are not publicly traded, shall mean a proportionate amount of the Fair Market Value of the Company), property or services in question as of such date, as determined in good faith by a nationally recognized firm of investment bankers (whose fees and expenses shall be payable by the Company) reasonably acceptable to the Company and to the Principal Holder; provided that if, at any date of determination of the Fair Market Value of the Common Stock, shares of Common Stock are then publicly traded, the Fair Market Value of a share of Common Stock outstanding on such date shall be the Market Price.

     "Market Price" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the twenty (20) consecutive trading days ending on the most recent trading day prior to the date of determination.

     "Person" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Holder" means the original Holder of this Warrant on the date of issue, or if such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company as the successor Principal Holder. Any successor Principal Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Principal Holder in the manner described above.

     "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of September 26, 2000 between the Company and the Holder.

     "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

     "Warrant Share Amount" means 3,000,000 shares of Common Stock, as such number may be adjusted pursuant to Section 8 hereof.

     (b) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

     2. Exercise of Warrant.

     (a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. Subject to paragraph 2(e) below, no earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

     (b) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

     (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

     (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

     3. Restrictive Legend. Any certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth in Section 6.1(f) of the Securities Purchase Agreement.

     4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock at the date of such exercise.

     6. Exchange, Transfer or Assignment of Warrant.

     (a) Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

     (b) Subject to applicable federal and state securities laws, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons to whom is transferred all or a portion of this Warrant exercisable for not less than 250,000 shares. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, or upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     8. Anti-dilution Provisions. So long as any Warrants are outstanding, the Warrant Share Amount shall be subject to change or adjustment as follows:

     (a) Common Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of its Common Stock into a larger number of shares or (iii) combine the outstanding shares of its Common Stock into a smaller number of shares, then in each such case the Warrant Share Amount shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. An adjustment made pursuant to this Section 8(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split or combination.

     (b) Reorganization or Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (c) Distributions of Assets or Securities Other than Common Stock. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any of its capital stock (other than Common Stock), rights or warrants to purchase any of its securities (other than those referred to in Section 8(d) below), cash, other assets or evidences of its indebtedness, then in each such case the Warrant Share Amount shall be adjusted by multiplying the Warrant Share Amount immediately prior to the date of such dividend or distribution by a fraction, of which the numerator shall be the Fair Market Value per share of Common Stock at the record date for determining shareholders entitled to such dividend or distribution, and of which the denominator shall be such Fair Market Value per share less the Fair Market Value of the portion of the securities, cash, assets or evidences of indebtedness so distributed applicable to one share of Common Stock.

     (d) Below Market Distributions or Issuances of Common Stock. In case the Company shall issue Common Stock (or options, rights or warrants to purchase shares of Common Stock (collectively, "Options") or other securities convertible into or exchangeable or exercisable for shares of Common Stock (such other securities, collectively, "Convertible Securities")) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or Options or Convertible Securities), is sold or issued (provided that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such Common Stock (or Options or Convertible Securities) by a fraction, the numerator of which shall be (i) the sum (A) of the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (ii) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (i) the product of (A) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and
(B) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (ii) the aggregate consideration received by the Company for the total number of securities so issued plus, (iii) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities; provided that no adjustment shall be required in respect of issuances of Common Stock (or options to purchase Common Stock) (i) pursuant to stock option or other employee benefit plans in effect on the date hereof, or approved by the Board of Directors of the Company after the date hereof, (ii) in consideration with any bona fide leasing or financing arrangement or strategic partnership, collaboration or similar venture, or (iii) as consideration in any merger or acquisition. Notwithstanding anything herein to the contrary, (x) no further adjustment to the Warrant Share Amount shall be made upon the issuance or sale of Common Stock pursuant to the exercise of any Options or the conversion or exchange of any Convertible Securities, if in each case the adjustment in the Warrant Share Amount was made as required hereby upon the issuance or sale of such Options or Convertible Securities or no adjustment was required hereby at the time such Option or Convertible Security was issued and (y) no adjustment to the Warrant Share Amount shall be made upon the exercise of any Warrants.

     (e) Below Market Distributions or Issuances of Preferred Stock or Other Securities. In case the Company shall issue nonconvertible and nonexchangeable preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (ii) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and
(B) the Fair Market Value of a share of the Common Stock immediately prior to the date of such issuance minus (iii) the difference between (A) the aggregate Fair Market Value of such preferred stock (or other security) and (B) the aggregate consideration received by the Company for such preferred stock (or other security). An adjustment made pursuant to this Section 8(e) shall become effective immediately after the date such preferred stock (or other security) is sold.

     (f) Above Market Repurchases of Common Stock. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of Common Stock of the Company (or any Options or Convertible Security) at a weighted average purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the earliest of
(i) the date of such repurchase, (ii) the commencement of an offer to repurchase or (iii) the public announcement of either (such date being referred to as the "Determination Date"), the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to such Determination Date by a fraction, the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date minus the number of Common Share Equivalents represented by the securities repurchased or to be purchased by the Company or any Subsidiary thereof in such repurchase and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to the Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (ii) the sum of
(A) the aggregate consideration paid by the Company in connection with such repurchase and (B) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

     (g) Above Market Repurchases of Preferred Stock or Other Securities. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of nonconvertible and nonexchangeable preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities), at a weighted average purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the Determination Date, the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of
(i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (ii) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (ii) the difference between (A) the aggregate consideration paid by the Company in connection with such repurchase and (B) the aggregate Fair Market Value of such preferred stock (or other security).

     (h) Readjustment of Warrant Share Amount. If (i) the purchase price provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities, in each case as referred to in paragraphs (b) and
(f) above, are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 8), or (ii) any of such Options or Convertible Securities shall have irrevocably terminated, lapsed or expired, the Warrant Share Amount then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Warrant Share Amount which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (h)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (h)).

     (i) Consideration. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received in respect thereof shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, before deduction of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

     (j) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

     (k) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Amount pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

     (l) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 8, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holders are entitled to receive upon exercise thereof.

     (m) Payments in Lieu of Adjustment. The Holder shall, at its election, be entitled to receive, in lieu of the adjustment pursuant to Section 8(c) otherwise required thereof, promptly upon the delivery of the written notice of such election, cash, property, evidences of indebtedness, other securities or other assets which such Holder would have been entitled to receive if it had exercised its Warrant for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this Section 8(m) by delivering to the Company a written notice of such election within fourteen days of its receipt of the certificate of adjustment required pursuant to Section 8(k) to be delivered by the Company in connection with such distribution.

     9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

     10. Notices. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

     If to the Company:

          TriPath Imaging Inc.
          780 Plantation Drive

          Burlington, North Carolina 27215
          Attention: President
          Telecopy: (336) 222-8819

          with a copy to:

          Palmer & Dodge LLP
          One Beacon Street
          Boston, Massachusetts 02108

          Attention: Marc A. Rubenstein, Esq.
          Telecopy: (617) 227-4420

     If to the Holder:

          Roche International Ltd.
          Corner House
          Church & Parliament Street
          Hamilton HM12
          Bermuda
          Attention: George Burch
          Telecopy: (441) 295-4165

          with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York  10017
          Attention: Peter Douglas
          Telecopy: (212) 450-4800

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

     12. GOVERNING LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     13. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of November __, 2000.

                                        TRIPATH IMAGING INC.


                                        By:____________________________________
                                           Name:
                                           Title:


Acknowledged and Agreed:

ROCHE INTERNATIONAL LTD.


By:____________________________________
   Name:
   Title:

                             WARRANT EXERCISE NOTICE

                (To be delivered prior to exercise of the Warrant
             by execution of the Warrant Exercise Subscription Form)

To:  TriPath Imaging Inc.

     The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $0.01 per share, of TriPath Imaging Inc. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "Shares") at $______ per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

Date:_____________________________


                                              _________________________________
                                              (Signature of Owner)


                                              _________________________________
                                              (Street Address)


                                              _________________________________
                                              (City)        (State)  (Zip Code)

Payment:   $_______________cash

           ________________

           $_______________check

                       WARRANT EXERCISE SUBSCRIPTION FORM

                (To be executed only upon exercise of the Warrant
                   after delivery of Warrant Exercise Notice)

To:  TriPath Imaging Inc.

     The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "Shares") of Common Stock, par value $.01 per share, of TriPath Imaging Inc. (the "Company") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:_____________________________


                                              _________________________________
                                              (Signature of Owner)


                                              _________________________________
                                              (Street Address)


                                              _________________________________
                                              (City)        (State)  (Zip Code)

Securities and/or check to be issued to:_______________________________________

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

Any unexercised portion of the Warrant evidenced by the within Warrant to be issued to:

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

                             WARRANT ASSIGNMENT FORM

                                                   Dated ___________ ___, _____


     FOR VALUE RECEIVED, _______________________ hereby sells,

     assigns and transfers unto_____________________________ (the "Assignee"),

     (please type or print in block letters)

_______________________________________________________________________________
                                (insert address)

its right to purchase up to _____ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint
_______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                   Signature:__________________________________

                              TRIPATH IMAGING, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF

                      COMMON STOCK OF TRIPATH IMAGING, INC.

No. 2                                                       Warrant to Purchase
                                                               1,000,000 Shares

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

     FOR VALUE RECEIVED, TRIPATH IMAGING, INC., a Delaware corporation (the "Company"), hereby certifies that Roche International Ltd., its successors or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, a number of the fully paid and non-assessable shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), equal to the Warrant Share Amount (as hereinafter defined) at a purchase price per share equal to the Exercise Price (as hereinafter defined). The Warrant Share Amount to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.

     This Warrant has been issued pursuant to the Securities Purchase Agreement (as defined below). The Holder is entitled to certain benefits as set forth therein.

     1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "Certificate of Incorporation" means the Certificate of Incorporation of the Company.

     "Closing Date" means the date of the closing under the Securities Purchase Agreement.

     "Closing Price" on any day means (i) if shares of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the Closing Price on such day as reported on the NYSE Composite Transactions Tape; (ii) if shares of Common Stock then are not listed and traded on the NYSE, the Closing Price on such day as reported by the principal national securities exchange on which shares of Common Stock are listed and traded; (iii) if shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the NASD Automated Quotation System ("NASDAQ"); or (iv) if shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked price on such day as reported by NASDAQ.

     "Common Share Equivalent" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

     "Common Stock" shall have the meaning set forth in the first paragraph hereof.

     "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

     "Exercise Price" means $12.50 per share of Common Stock.

     "Expiration Date" means the third anniversary of the Closing Date.

     "Fair Market Value" as at any date of determination means the fair market value of the business, securities (and with respect to a share of Common Stock if shares of Common Stock are not publicly traded, shall mean a proportionate amount of the Fair Market Value of the Company), property or services in question as of such date, as determined in good faith by a nationally recognized firm of investment bankers (whose fees and expenses shall be payable by the Company) reasonably acceptable to the Company and to the Principal Holder; provided that if, at any date of determination of the Fair Market Value of the Common Stock, shares of Common Stock are then publicly traded, the Fair Market Value of a share of Common Stock outstanding on such date shall be the Market Price.

     "Market Price" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the twenty (20) consecutive trading days ending on the most recent trading day prior to the date of determination.

     "Person" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Holder" means the original Holder of this Warrant on the date of issue, or if such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company as the successor Principal Holder. Any successor Principal Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Principal Holder in the manner described above.

     "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of September 26, 2000 between the Company and the Holder.

     "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

     "Warrant Share Amount" means 1,000,000 shares of Common Stock, as such number may be adjusted pursuant to Section 8 hereof.

     (b) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

     2. Exercise of Warrant.

     (a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. Subject to paragraph 2(e) below, no earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

     (b) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

     (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

     (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

     3. Restrictive Legend. Any certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth in Section 6.1(f) of the Securities Purchase Agreement.

     4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock at the date of such exercise.

     6. Exchange, Transfer or Assignment of Warrant.

     (a) Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

     (b) Subject to applicable federal and state securities laws, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons to whom is transferred all or a portion of this Warrant exercisable for not less than 250,000 shares. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, or upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     8. Anti-dilution Provisions. So long as any Warrants are outstanding, the Warrant Share Amount shall be subject to change or adjustment as follows:

     (a) Common Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of its Common Stock into a larger number of shares or (iii) combine the outstanding shares of its Common Stock into a smaller number of shares, then in each such case the Warrant Share Amount shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. An adjustment made pursuant to this Section 8(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split or combination.

     (b) Reorganization or Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (c) Distributions of Assets or Securities Other than Common Stock. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any of its capital stock (other than Common Stock), rights or warrants to purchase any of its securities (other than those referred to in Section 8(d) below), cash, other assets or evidences of its indebtedness, then in each such case the Warrant Share Amount shall be adjusted by multiplying the Warrant Share Amount immediately prior to the date of such dividend or distribution by a fraction, of which the numerator shall be the Fair Market Value per share of Common Stock at the record date for determining shareholders entitled to such dividend or distribution, and of which the denominator shall be such Fair Market Value per share less the Fair Market Value of the portion of the securities, cash, assets or evidences of indebtedness so distributed applicable to one share of Common Stock.

     (d) Below Market Distributions or Issuances of Common Stock. In case the Company shall issue Common Stock (or options, rights or warrants to purchase shares of Common Stock (collectively, "Options") or other securities convertible into or exchangeable or exercisable for shares of Common Stock (such other securities, collectively, "Convertible Securities")) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or Options or Convertible Securities), is sold or issued (provided that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such Common Stock (or Options or Convertible Securities) by a fraction, the numerator of which shall be (i) the sum (A) of the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (ii) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (i) the product of (A) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and
(B) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (ii) the aggregate consideration received by the Company for the total number of securities so issued plus, (iii) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities; provided that no adjustment shall be required in respect of issuances of Common Stock (or options to purchase Common Stock) (i) pursuant to stock option or other employee benefit plans in effect on the date hereof, or approved by the Board of Directors of the Company after the date hereof, (ii) in consideration with any bona fide leasing or financing arrangement or strategic partnership, collaboration or similar venture, or (iii) as consideration in any merger or acquisition. Notwithstanding anything herein to the contrary, (x) no further adjustment to the Warrant Share Amount shall be made upon the issuance or sale of Common Stock pursuant to the exercise of any Options or the conversion or exchange of any Convertible Securities, if in each case the adjustment in the Warrant Share Amount was made as required hereby upon the issuance or sale of such Options or Convertible Securities or no adjustment was required hereby at the time such Option or Convertible Security was issued and (y) no adjustment to the Warrant Share Amount shall be made upon the exercise of any Warrants.

     (e) Below Market Distributions or Issuances of Preferred Stock or Other Securities. In case the Company shall issue nonconvertible and nonexchangeable preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (ii) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and
(B) the Fair Market Value of a share of the Common Stock immediately prior to the date of such issuance minus (iii) the difference between (A) the aggregate Fair Market Value of such preferred stock (or other security) and (B) the aggregate consideration received by the Company for such preferred stock (or other security). An adjustment made pursuant to this Section 8(e) shall become effective immediately after the date such preferred stock (or other security) is sold.

     (f) Above Market Repurchases of Common Stock. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of Common Stock of the Company (or any Options or Convertible Security) at a weighted average purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the earliest of
(i) the date of such repurchase, (ii) the commencement of an offer to repurchase or (iii) the public announcement of either (such date being referred to as the "Determination Date"), the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to such Determination Date by a fraction, the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date minus the number of Common Share Equivalents represented by the securities repurchased or to be purchased by the Company or any Subsidiary thereof in such repurchase and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to the Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (ii) the sum of
(A) the aggregate consideration paid by the Company in connection with such repurchase and (B) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

     (g) Above Market Repurchases of Preferred Stock or Other Securities. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of nonconvertible and nonexchangeable preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities), at a weighted average purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the Determination Date, the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of
(i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (ii) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (ii) the difference between (A) the aggregate consideration paid by the Company in connection with such repurchase and (B) the aggregate Fair Market Value of such preferred stock (or other security).

     (h) Readjustment of Warrant Share Amount. If (i) the purchase price provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities, in each case as referred to in paragraphs (b) and
(f) above, are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 8), or (ii) any of such Options or Convertible Securities shall have irrevocably terminated, lapsed or expired, the Warrant Share Amount then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Warrant Share Amount which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (h)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (h)).

     (i) Consideration. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received in respect thereof shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, before deduction of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

     (j) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

     (k) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Amount pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

     (l) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 8, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holders are entitled to receive upon exercise thereof.

     (m) Payments in Lieu of Adjustment. The Holder shall, at its election, be entitled to receive, in lieu of the adjustment pursuant to Section 8(c) otherwise required thereof, promptly upon the delivery of the written notice of such election, cash, property, evidences of indebtedness, other securities or other assets which such Holder would have been entitled to receive if it had exercised its Warrant for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this Section 8(m) by delivering to the Company a written notice of such election within fourteen days of its receipt of the certificate of adjustment required pursuant to Section 8(k) to be delivered by the Company in connection with such distribution.

     9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

     10. Notices. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

     If to the Company:

          TriPath Imaging Inc.
          780 Plantation Drive

          Burlington, North Carolina 27215
          Attention: President
          Telecopy: (336) 222-8819

          with a copy to:

          Palmer & Dodge LLP
          One Beacon Street
          Boston, Massachusetts 02108

          Attention: Marc A. Rubenstein, Esq.
          Telecopy: (617) 227-4420

     If to the Holder:

          Roche International Ltd.
          Corner House
          Church & Parliament Street
          Hamilton HM12
          Bermuda
          Attention: George Burch
          Telecopy: (441) 295-4165

          with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York  10017
          Attention: Peter Douglas
          Telecopy: (212) 450-4800

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

     12. GOVERNING LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     13. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of November __, 2000.

                                        TRIPATH IMAGING INC.


                                        By:____________________________________
                                           Name:
                                           Title:


Acknowledged and Agreed:

ROCHE INTERNATIONAL LTD.


By:____________________________________
   Name:
   Title:

                             WARRANT EXERCISE NOTICE

                (To be delivered prior to exercise of the Warrant
             by execution of the Warrant Exercise Subscription Form)

To:  TriPath Imaging Inc.

     The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $0.01 per share, of TriPath Imaging Inc. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "Shares") at $______ per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

Date:_____________________________


                                              _________________________________
                                              (Signature of Owner)


                                              _________________________________
                                              (Street Address)


                                              _________________________________
                                              (City)        (State)  (Zip Code)

Payment:   $_______________cash

           ________________

           $_______________check

                       WARRANT EXERCISE SUBSCRIPTION FORM

                (To be executed only upon exercise of the Warrant
                   after delivery of Warrant Exercise Notice)

To:  TriPath Imaging Inc.

     The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "Shares") of Common Stock, par value $.01 per share, of TriPath Imaging Inc. (the "Company") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:_____________________________


                                              _________________________________
                                              (Signature of Owner)


                                              _________________________________
                                              (Street Address)


                                              _________________________________
                                              (City)        (State)  (Zip Code)

Securities and/or check to be issued to:_______________________________________

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

Any unexercised portion of the Warrant evidenced by the within Warrant to be issued to:

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

                             WARRANT ASSIGNMENT FORM

                                                   Dated ___________ ___, _____


     FOR VALUE RECEIVED, _______________________ hereby sells,

     assigns and transfers unto_____________________________ (the "Assignee"),

     (please type or print in block letters)

_______________________________________________________________________________
                                (insert address)

its right to purchase up to _____ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint
_______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                   Signature:__________________________________

                              TRIPATH IMAGING, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF

                      COMMON STOCK OF TRIPATH IMAGING, INC.

No. 3                                                       Warrant to Purchase
                                                               1,000,000 Shares

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

     FOR VALUE RECEIVED, TRIPATH IMAGING, INC., a Delaware corporation (the "Company"), hereby certifies that Roche International Ltd., its successors or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, a number of the fully paid and non-assessable shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), equal to the Warrant Share Amount (as hereinafter defined) at a purchase price per share equal to the Exercise Price (as hereinafter defined). The Warrant Share Amount to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.

     This Warrant has been issued pursuant to the Securities Purchase Agreement (as defined below). The Holder is entitled to certain benefits as set forth therein.

     1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "Certificate of Incorporation" means the Certificate of Incorporation of the Company.

     "Closing Date" means the date of the closing under the Securities Purchase Agreement.

     "Closing Price" on any day means (i) if shares of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the Closing Price on such day as reported on the NYSE Composite Transactions Tape; (ii) if shares of Common Stock then are not listed and traded on the NYSE, the Closing Price on such day as reported by the principal national securities exchange on which shares of Common Stock are listed and traded; (iii) if shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the NASD Automated Quotation System ("NASDAQ"); or (iv) if shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked price on such day as reported by NASDAQ.

     "Common Share Equivalent" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

     "Common Stock" shall have the meaning set forth in the first paragraph hereof.

     "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

     "Exercise Price" means $15.00 per share of Common Stock.

     "Expiration Date" means the third anniversary of the Closing Date.

     "Fair Market Value" as at any date of determination means the fair market value of the business, securities (and with respect to a share of Common Stock if shares of Common Stock are not publicly traded, shall mean a proportionate amount of the Fair Market Value of the Company), property or services in question as of such date, as determined in good faith by a nationally recognized firm of investment bankers (whose fees and expenses shall be payable by the Company) reasonably acceptable to the Company and to the Principal Holder; provided that if, at any date of determination of the Fair Market Value of the Common Stock, shares of Common Stock are then publicly traded, the Fair Market Value of a share of Common Stock outstanding on such date shall be the Market Price.

     "Market Price" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the twenty (20) consecutive trading days ending on the most recent trading day prior to the date of determination.

     "Person" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Holder" means the original Holder of this Warrant on the date of issue, or if such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company as the successor Principal Holder. Any successor Principal Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Principal Holder in the manner described above.

     "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of September 26, 2000 between the Company and the Holder.

     "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

     "Warrant Share Amount" means 1,000,000 shares of Common Stock, as such number may be adjusted pursuant to Section 8 hereof.

     (b) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

     2. Exercise of Warrant.

     (a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. Subject to paragraph 2(e) below, no earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

     (b) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

     (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

     (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

     3. Restrictive Legend. Any certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth in Section 6.1(f) of the Securities Purchase Agreement.

     4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock at the date of such exercise.

     6. Exchange, Transfer or Assignment of Warrant.

     (a) Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

     (b) Subject to applicable federal and state securities laws, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons to whom is transferred all or a portion of this Warrant exercisable for not less than 250,000 shares. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, or upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     8. Anti-dilution Provisions. So long as any Warrants are outstanding, the Warrant Share Amount shall be subject to change or adjustment as follows:

     (a) Common Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of its Common Stock into a larger number of shares or (iii) combine the outstanding shares of its Common Stock into a smaller number of shares, then in each such case the Warrant Share Amount shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. An adjustment made pursuant to this Section 8(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split or combination.

     (b) Reorganization or Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (c) Distributions of Assets or Securities Other than Common Stock. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any of its capital stock (other than Common Stock), rights or warrants to purchase any of its securities (other than those referred to in Section 8(d) below), cash, other assets or evidences of its indebtedness, then in each such case the Warrant Share Amount shall be adjusted by multiplying the Warrant Share Amount immediately prior to the date of such dividend or distribution by a fraction, of which the numerator shall be the Fair Market Value per share of Common Stock at the record date for determining shareholders entitled to such dividend or distribution, and of which the denominator shall be such Fair Market Value per share less the Fair Market Value of the portion of the securities, cash, assets or evidences of indebtedness so distributed applicable to one share of Common Stock.

     (d) Below Market Distributions or Issuances of Common Stock. In case the Company shall issue Common Stock (or options, rights or warrants to purchase shares of Common Stock (collectively, "Options") or other securities convertible into or exchangeable or exercisable for shares of Common Stock (such other securities, collectively, "Convertible Securities")) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or Options or Convertible Securities), is sold or issued (provided that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such Common Stock (or Options or Convertible Securities) by a fraction, the numerator of which shall be (i) the sum (A) of the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (ii) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (i) the product of (A) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and
(B) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (ii) the aggregate consideration received by the Company for the total number of securities so issued plus, (iii) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities; provided that no adjustment shall be required in respect of issuances of Common Stock (or options to purchase Common Stock) (i) pursuant to stock option or other employee benefit plans in effect on the date hereof, or approved by the Board of Directors of the Company after the date hereof, (ii) in consideration with any bona fide leasing or financing arrangement or strategic partnership, collaboration or similar venture, or (iii) as consideration in any merger or acquisition. Notwithstanding anything herein to the contrary, (x) no further adjustment to the Warrant Share Amount shall be made upon the issuance or sale of Common Stock pursuant to the exercise of any Options or the conversion or exchange of any Convertible Securities, if in each case the adjustment in the Warrant Share Amount was made as required hereby upon the issuance or sale of such Options or Convertible Securities or no adjustment was required hereby at the time such Option or Convertible Security was issued and (y) no adjustment to the Warrant Share Amount shall be made upon the exercise of any Warrants.

     (e) Below Market Distributions or Issuances of Preferred Stock or Other Securities. In case the Company shall issue nonconvertible and nonexchangeable preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (ii) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and
(B) the Fair Market Value of a share of the Common Stock immediately prior to the date of such issuance minus (iii) the difference between (A) the aggregate Fair Market Value of such preferred stock (or other security) and (B) the aggregate consideration received by the Company for such preferred stock (or other security). An adjustment made pursuant to this Section 8(e) shall become effective immediately after the date such preferred stock (or other security) is sold.

     (f) Above Market Repurchases of Common Stock. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of Common Stock of the Company (or any Options or Convertible Security) at a weighted average purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the earliest of
(i) the date of such repurchase, (ii) the commencement of an offer to repurchase or (iii) the public announcement of either (such date being referred to as the "Determination Date"), the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to such Determination Date by a fraction, the numerator of which shall be the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date minus the number of Common Share Equivalents represented by the securities repurchased or to be purchased by the Company or any Subsidiary thereof in such repurchase and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to the Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (ii) the sum of
(A) the aggregate consideration paid by the Company in connection with such repurchase and (B) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

     (g) Above Market Repurchases of Preferred Stock or Other Securities. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of nonconvertible and nonexchangeable preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities), at a weighted average purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the Determination Date, the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of
(i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (ii) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (i) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (ii) the difference between (A) the aggregate consideration paid by the Company in connection with such repurchase and (B) the aggregate Fair Market Value of such preferred stock (or other security).

     (h) Readjustment of Warrant Share Amount. If (i) the purchase price provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities, in each case as referred to in paragraphs (b) and
(f) above, are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 8), or (ii) any of such Options or Convertible Securities shall have irrevocably terminated, lapsed or expired, the Warrant Share Amount then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Warrant Share Amount which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (h)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (h)).

     (i) Consideration. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received in respect thereof shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, before deduction of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

     (j) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

     (k) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Amount pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

     (l) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 8, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holders are entitled to receive upon exercise thereof.

     (m) Payments in Lieu of Adjustment. The Holder shall, at its election, be entitled to receive, in lieu of the adjustment pursuant to Section 8(c) otherwise required thereof, promptly upon the delivery of the written notice of such election, cash, property, evidences of indebtedness, other securities or other assets which such Holder would have been entitled to receive if it had exercised its Warrant for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this Section 8(m) by delivering to the Company a written notice of such election within fourteen days of its receipt of the certificate of adjustment required pursuant to Section 8(k) to be delivered by the Company in connection with such distribution.

     9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

     10. Notices. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

     If to the Company:

          TriPath Imaging Inc.
          780 Plantation Drive

          Burlington, North Carolina 27215
          Attention: President
          Telecopy: (336) 222-8819

          with a copy to:

          Palmer & Dodge LLP
          One Beacon Street
          Boston, Massachusetts 02108

          Attention: Marc A. Rubenstein, Esq.
          Telecopy: (617) 227-4420

     If to the Holder:

          Roche International Ltd.
          Corner House
          Church & Parliament Street
          Hamilton HM12
          Bermuda
          Attention: George Burch
          Telecopy: (441) 295-4165

          with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York  10017
          Attention: Peter Douglas
          Telecopy: (212) 450-4800

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

     12. GOVERNING LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     13. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of November __, 2000.

                                        TRIPATH IMAGING INC.


                                        By:____________________________________
                                           Name:
                                           Title:


Acknowledged and Agreed:

ROCHE INTERNATIONAL LTD.


By:____________________________________
   Name:
   Title:

                             WARRANT EXERCISE NOTICE

                (To be delivered prior to exercise of the Warrant
             by execution of the Warrant Exercise Subscription Form)

To:  TriPath Imaging Inc.

     The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $0.01 per share, of TriPath Imaging Inc. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "Shares") at $______ per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

Date:_____________________________


                                              _________________________________
                                              (Signature of Owner)


                                              _________________________________
                                              (Street Address)


                                              _________________________________
                                              (City)        (State)  (Zip Code)

Payment:   $_______________cash

           ________________

           $_______________check

                       WARRANT EXERCISE SUBSCRIPTION FORM

                (To be executed only upon exercise of the Warrant
                   after delivery of Warrant Exercise Notice)

To:  TriPath Imaging Inc.

     The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "Shares") of Common Stock, par value $.01 per share, of TriPath Imaging Inc. (the "Company") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:_____________________________


                                              _________________________________
                                              (Signature of Owner)


                                              _________________________________
                                              (Street Address)


                                              _________________________________
                                              (City)        (State)  (Zip Code)

Securities and/or check to be issued to:_______________________________________

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

Any unexercised portion of the Warrant evidenced by the within Warrant to be issued to:

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

                             WARRANT ASSIGNMENT FORM

                                                   Dated ___________ ___, _____


     FOR VALUE RECEIVED, _______________________ hereby sells,

     assigns and transfers unto_____________________________ (the "Assignee"),

     (please type or print in block letters)

_______________________________________________________________________________
                                (insert address)

its right to purchase up to _____ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint
_______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                   Signature:__________________________________